SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

CKE RESTAURANTS, INC.
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to
be Held on June 25, 2009.

Meeting Information
CKE RESTAURANTS, INC.	Meeting Type:	Annual
	For holders as of:	04/30/09
	Date: 06/25/09	Time: 10:00 A.M., Central Time
	Location:	The Ritz-Carlton 100 Carondelet Plaza St. Louis, MO 63105

6307 CARPINTERIA AVE. SUITE A CARPINTERIA, CA 93013-2901

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The proxy materials are available at www.proxyvote.com. If you want to receive a paper or e-mail copy of these documents, you must request one. Please see the reverse side for details.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT           FORM 10-K

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of any of these documents or the proxy materials for future meetings, you must request a copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 06/11/09.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Please see the directions to our annual meeting provided in the proxy materials.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends a vote FOR the nominees listed in proposal 1 and FOR Proposals 2 and 3.

1.	Election of three directors
Nominees:

1a.	Carl L. Karcher	2.	Approval of amendments to our 2005 Omnibus Incentive Compensation Plan.
1b.	Jerold H. Rubinstein	3.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 25, 2010.
1c.	Daniel E. Ponder, Jr.	4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all postponements or adjournments thereof.